INVESTMENTS IN CONTENT (Q1)	3 Months Ended	12 Months Ended
	Mar. 31, 2015	Dec. 31, 2014
INVESTMENTS IN CONTENT [Abstract]
INVESTMENTS IN CONTENT
NOTE 6.	INVESTMENTS IN CONTENT

Investments in content are as follows:

(In thousands)	March 31, 2015	December 31, 2014

Released	$59,777	$57,766
Completed, not released	3,865	7,205
In-production	1,270	2,554
Investments in content, net	$64,912	$67,525

Investments in content are stated at the lower of unamortized cost or estimated fair value. The valuation of investments in content is reviewed on a title-by-title basis when an event or change in circumstances indicates that the fair value of content is less than its unamortized cost.  For the three months ended March 31, 2015 and 2014, impairment charges were $533,000 and $1.1 million, respectively, and are included in the cost of sales as content amortization and royalties cost.

In determining the fair value of content (Note 10, Fair Value Measurements) for impairments, we employ a discounted cash flows (DCF) methodology. Key inputs employed in the DCF methodology include estimates of ultimate revenue and costs as well as a discount rate. The discount rate utilized in the DCF analysis is based on a market participant's weighted average cost of capital plus a risk premium representing the risk associated with producing a particular type of content.

NOTE 8.	INVESTMENTS IN CONTENT

Investments in content are as follows:

	December 31,
(In thousands)	2014	2013

Released	$57,766	$66,527
Completed, not released	7,205	10,387
In-production	2,554	4,727
Investments in content, net	$67,525	$81,641

Investments in content are stated at the lower of unamortized cost or estimated fair value. The valuation of investments in content is reviewed on a title-by-title basis when an event or change in circumstances indicates that the fair value of content is less than its unamortized cost.  Impairment charges for the years ended December 31, 2014 and 2013 were $4.8 million and $6.4 million, respectively.  Impairments are included in cost of sales.  As a result of the early termination with a content supplier during the quarter ended June 30, 2013, we incurred during 2013 accelerated amortization and an impairment charge totaling $1.5 million reflecting the shortened content distribution arrangement.

In determining the fair value of content (Note 14, Fair Value Measurements), we employ a discounted cash flows (or DCF) methodology.  Key inputs employed in the DCF methodology include estimates of ultimate revenue and costs, as well as a discount rate.  The discount rate utilized in the DCF analysis is based on a market participant’s weighted average cost of capital plus a risk premium representing the risk associated with producing a particular type of content.

Our estimated future amortization for investments in content is as follows:

(In thousands)
Period	Estimated Amortization	Percentage

1 Year	$18,046	31.2%
2 - 3 Years	22,102	38.3%
4 - 5 Years	10,814	18.7%
Thereafter	6,804	11.8%
	$57,766	100.0%